Viking Tax-Free Fund for North Dakota	[Logo]

Summary Prospectus || May 6, 2013
Ticker: VNDFX

This summary prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund's complete prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.integrityvikingfunds.com/documents. You can also get this information at no cost by calling 800-276-1262 or by sending an e-mail request to marketing@integrityviking.com. If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the prospectus and other information will also be available from your financial intermediary. The Fund's prospectus and statement of additional information, both dated April 30, 2013, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number, or e-mail address noted above.

Investment Objective

The Fund seeks the highest level of current income that is exempt from federal and North Dakota personal income taxes and is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts with respect to purchases of shares of the Fund if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other funds in the Integrity/Viking family of funds. More information about these and other discounts is available from your financial professional and in "Your Account" on page 18 of the Fund's prospectus and "Buying and Selling Shares" on page 26 of the Fund's statement of additional information.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	0.49%
Acquired Fund Fees and Expenses(1)	0.01%
Total Annual Fund Operating Expenses	1.25%
Fee Waivers and Expense Reimbursements(2)	(0.26)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements	0.99%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The Total Annual Fund Operating Expenses do not correlate with the ratio of expenses to average net assets in the Fund's financial highlights, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

(2)

The Fund's investment adviser has contractually agreed to waive fees and reimburse expenses from April 30, 2013 through April 29, 2014 so that Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements (excluding taxes, brokerage fees, commissions, extraordinary and non-recurring expenses, and acquired fund fees and expenses) do not exceed 0.98% of average daily net assets. If the Fund incurred extraordinary or non-recurring expenses, Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements would be higher than what is shown in the table above. This expense limitation agreement may only be terminated or modified prior to April 29, 2014 with the approval of the Fund's Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$473	$738	$1,031	$1,900

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 17.26% of the average value of its portfolio.

Principal Investment Strategies

To pursue its objective, the Fund normally invests:

•

at least 80% of its net assets (including any borrowings for investment purposes) in municipal securities that pay interest free from federal income taxes, including the federal alternative minimum tax;

•

at least 80% of its net assets (including any borrowings for investment purposes) in municipal securities that pay interest free from North Dakota personal income taxes, although the Fund tries to invest all of its assets in these securities.

Municipal bonds are debt securities issued by or on behalf of states, territories, and possessions of the United States and their political subdivisions, agencies, authorities, and instrumentalities. The two general classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source.

The investment manager actively manages the Fund's portfolio by selecting securities that it believes will provide the best balance between risk and return within the Fund's range of allowable investments. The investment manager will consider selling a security with deteriorating credit or limited upside potential compared to other available bonds.

The Fund may invest up to 30% of its net assets in U.S. territorial obligations (including qualifying obligations of Puerto Rico, the U.S. Virgin Islands, and Guam), the interest on which is exempt from federal and North Dakota personal income taxes. The Fund may invest up to 20% of its net assets in private activity bonds (which are revenue bonds that finance privately operated facilities), the interest on which is a tax preference item for purposes of the federal alternative minimum tax.

The Fund may invest more than 25% of its net assets in municipal securities that finance similar types of projects, such as education, healthcare, housing, industrial development, transportation, utilities, or pollution control. Economic, business, political, or other changes can affect all securities of a similar type.

All of the municipal securities in which the Fund invests are rated investment grade (BBB- or higher) at the time of purchase by a nationally recognized statistical rating service such as Standard and Poor's Ratings Services or Moody's Investors Service, Inc. or are of comparable quality as determined by the Fund's investment manager. If, subsequent to the purchase of a municipal security the rating of a municipal security falls below investment grade, the Fund will not be required to dispose of the security.

Under normal circumstances, the Fund will maintain an average stated maturity at between eight and twenty-two years.

During unusual market or other conditions, the Fund may temporarily depart from its investment objective and invest up to 100% of its assets in short-term U.S. Government obligations, cash, and cash equivalents. During such times, the Fund may be unable to pursue its investment objective. In addition, these short-term investments may be taxable.

The Fund does not buy securities on margin, sell securities short, use commodities or futures contracts, or use derivative securities of any kind.

Principal Risks

As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund's net asset value and performance. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

General risk. There is no assurance that the Fund will meet its investment objective. The Fund's share price, and the value of your investment, may change. When the value of the Fund's investments goes down, so does its share price. Similarly, when the value of the Fund's investments goes up, its share price does as well. Since the value of the Fund's shares can go up or down, it is possible to lose money by investing in the Fund.

Non-diversified fund. Because the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers; therefore its investment return is more likely to be impacted by changes in the market value and returns of any one issuer.

Municipal volatility risk. The municipal market can be significantly affected by a number of factors, including adverse tax, legislative or political changes, changes in interest rates, general economic and market conditions, and the financial condition of the issuers of municipal securities.

Single-state fund. Because the Fund focuses its investments in the municipal securities of North Dakota, adverse economic, political or regulatory occurrences in North Dakota will have a greater impact on investment returns than would be the case for a municipal securities fund investing nationally. Specific issues may arise pertaining to industries and/or sectors that are significant to North Dakota's economy that may have an impact on the ability of local municipal securities issuers to meet their obligations.

Interest rate risk. When interest rates rise, debt security prices fall. When interest rates fall, debt security prices go up. Generally, interest rates rise during times of inflation or a growing economy, and fall during an economic slowdown or recession. Securities with longer maturities and funds with longer weighted average maturities generally are more sensitive to interest rate changes and have greater interest rate risk.

Income risk. The income from the Fund's portfolio may decline because of falling market interest rates. This can result when the Fund invests the proceeds from new share sales, or from matured or called bonds, at market rates that are below the portfolio's current earnings rate.

Maturity risk. Generally, longer-term securities are more susceptible to changes in value as a result of interest-rate changes than are shorter-term securities.

Credit risk. Credit risk is the possibility that an issuer will be unable to make interest payments or repay principal. Changes in an issuer's financial strength or in a security's credit rating may affect its value. Securities supported by insurance or other credit enhancements also have the credit risk of the entity providing the insurance or other credit support. Changes in the credit quality of the insurer or other credit provider could affect the value of the security and the Fund's share price. Not all securities are rated. In the event that rating agencies assign different ratings to the same security, the Fund's investment manager will determine which rating it believes best reflects the security's quality and risk at that time. Credit risks associated with certain particular classifications of municipal securities include:

General Obligation Bonds—Timely payments depend on the issuer's credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base.

Revenue Bonds—Payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

Private Activity Bonds—Municipalities and other public authorities issue private activity bonds to finance development of facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit, and taxing power for repayment.

Municipal insurance risk. The Fund's investments may include investments in insured municipal securities. Municipal security insurance does not guarantee the value of either individual municipal securities or of shares of the Fund. In addition, a municipal security insurance policy generally will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity. Adverse developments in the bond insurance industry may negatively affect the value of the Fund's insured municipal securities (if any) and the Fund. Because a significant portion of the municipal securities issued and outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole. The value of a municipal security may be affected by the credit standing of its insurer. If the credit quality of an insurer is downgraded, the rating on a municipal security insured by such insurer may also be downgraded. This may, in turn, sharply reduce and in some cases eliminate the value provided by insurance. Moreover, having multiple securities insured by the same insurer will increase the adverse effects on the Fund that are likely to result from a downgrading of, or a default by, such insurer.

Call risk. Call risk is the likelihood that a security will be prepaid (or "called") before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security.

Extension risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Portfolio strategy. The investment manager's skill in choosing appropriate investments for the Fund will determine in part the Fund's ability to achieve its investment objective.

Inflation risk. There is a possibility that the rising prices of goods and services may have the effect of offsetting a Fund's real return. This is likely to have a greater impact on the returns of bond funds and money market funds, which historically have had more modest returns in comparison to equity funds. As inflation increases, the value of the Fund's assets can decline as can the value of the Fund's distributions.

Tax risk. Income from municipal securities held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. Moreover, a portion of the Fund's otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax. In addition, proposals have been introduced in Congress to restrict or eliminate the federal income tax exemption for interest on municipal securities, and similar proposals may be introduced in the future. Proposed "flat tax" and "value added tax" proposals would also have the effect of eliminating the tax preference for municipal securities. Some of the past proposals would have applied to interest on municipal securities issued before the date of enactment, which would have adversely affected their value to a material degree. If such a proposal were enacted, the availability of municipal securities for investment by the Fund and the value of the Fund's portfolio would be adversely affected.

Municipal sector risk. The Fund may invest more than 25% of its total assets in municipal securities that finance, or pay interest from the revenues of, similar projects that tend to be impacted the same or similar ways by economic, business, or political developments, which would increase credit risk. For example, legislation on the financing of a project or a declining economic need for the project would likely affect all similar projects.

Risks of health care revenue bonds. The Fund may invest in health care revenue bonds. The health care sector is subject to regulatory action by a number of private and governmental agencies, including federal, state, and local governmental agencies. A major source of revenues for the health care sector is payments from the Medicare and Medicaid programs. As a result, the sector is sensitive to legislative changes and reductions in governmental spending for such programs. Numerous other factors may affect the sector, such as general economic conditions; demand for services; expenses (including malpractice insurance premiums); and competition among health care providers.

Risks of housing revenue bonds. The Fund may invest in housing revenue bonds. Housing revenue bonds are generally issued by a state, county, city, local housing authority, or other public agency. They generally are secured by the revenues derived from mortgages purchased with the proceeds of the bond issue. It is extremely difficult to predict the supply of available mortgages to be purchased with the proceeds of an issue or the future cash flow from the underlying mortgages. Consequently, there are risks that proceeds will exceed supply, resulting in early retirement of bonds, or that homeowner repayments will create an irregular cash flow. Many factors may affect the financing of multi-family housing projects, including acceptable completion of construction, proper management, occupancy and rent levels, economic conditions, and changes to current laws and regulations.

Risks of educational revenue bonds. The Fund may invest in educational revenue bonds. These include municipal securities that are obligations of issuers which are, or which govern the operation of, schools, colleges, and universities and whose revenues are derived mainly from ad valorem taxes, or for higher education systems, from tuition, dormitory revenues, grants, and endowments. Litigation or legislation pertaining to ad valorem taxes may affect sources of funds available for the payment of school bonds. College and university obligations may be affected by the possible inability to raise tuitions and fees sufficiently to cover increased operating costs, the uncertainty of continued receipt of Federal grants and state funding, and new government or legislation or regulations which may adversely affect the revenues or costs of such issuers. In addition, student loan revenue bonds, which are generally offered by state (or substate) authorities or commissions and backed by pools of student loans, may be affected by numerous factors, including the rate of student loan defaults, seasoning of the loan portfolio, student repayment deferral periods of forbearance, potential changes in federal legislation, and state guarantee agency reimbursement.

Risks of electric utility revenue bonds. The Fund may invest in electric utility revenue bonds. Risks associated with electric utility revenue bonds include: (a) the availability and costs of fuel; (b) the availability and costs of capital; (c) the effects of conservation on energy demand; (d) the effects of rapidly changing environmental, safety, and licensing requirements, and other federal, state, and local regulations; (e) timely and sufficient rate increases; and (f) opposition to nuclear power.

Risks of gas utility revenue bonds. The Fund may invest in gas utility revenue bonds. Gas utilities are subject to the risks of supply conditions and increased competition from other providers of utility services. In addition, gas utilities are affected by gas prices, which may be magnified to the extent that a gas company enters into long-term contracts for the purchase or sale of gas at fixed prices, since such prices may change significantly and to the disadvantage of the gas utility in the open market. Gas utilities are particularly susceptible to supply and demand imbalances due to unpredictable climate conditions and other factors and are subject to regulatory risks as well.

Risks of water and sewer revenue bonds. The Fund may invest in water and sewer revenue bonds. Issuers of water and sewer bonds face public resistance to rate increases, costly environmental litigation, and Federal environmental mandates. In addition, the lack of water supply due to insufficient rain, run-off, or snow pack may be a concern.

Fund Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at www.integrityvikingfunds.com or by calling 800-276-1262.

The bar chart below shows the variability of the Fund's performance from year to year. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Total Annual Return per Calendar Year

2003	4.60%
2004	3.76%
2005	2.24%
2006	4.77%
2007	2.77%
2008	-4.89%
2009	13.77%
2010	1.48%
2011	10.72%
2012	4.48%

During the ten-year period shown in the bar chart, the highest return for a quarter was 6.38% (quarter ended September 30, 2009) and the lowest return for a quarter was -4.56% (quarter ended December 31, 2010).

The table below shows the Fund's average annual returns for 1, 5, and 10 years, and since inception, and how they compare with those of a broad measure of market performance. The return information has been restated to reflect current sales charges. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts ("IRAs").

	Average Annual Total Returns (for the periods ended December 31, 2012)
	1 Year	5 Years	10 Years	Since Inception (August 3, 1999)

Return Before Taxes	0.56%	4.11%	3.86%	4.41%
Return After Taxes
On Distributions	0.55%	4.11%	3.86%	4.41%
On Distributions and Sale of Fund Shares	0.94%	4.05%	3.84%	4.36%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	6.76%	5.91%	5.10%	5.62%

Management

Investment Adviser

Viking Fund Management, LLC is the Fund's investment adviser.

Portfolio Managers

Shannon D. Radke, Lead Portfolio Manager and President of Viking Fund Management, LLC, has served as the Fund's portfolio manager since its inception in August 1999. Monte Avery, Senior Portfolio Manager, began serving as the Fund's co-portfolio manager in April 2010.

Purchase and Sale of Fund Shares

You may purchase, redeem, or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem, or exchange shares of the Fund either through a financial advisor or directly from the Fund. Minimum investments are described below:

Minimum Investments	Initial	Additional
Regular Accounts	$1,000	$50
UGMA/UTMA Accounts	$250	$50
Automatic Investment Plan	$50	$50

The Fund may, however, accept investments of smaller initial or additional amounts at its discretion.

You may contact the Fund's transfer agent, Integrity Fund Services, LLC, by mail at PO Box 759, Minot, ND 58702, or by calling 800-601-5593.

Tax Information

Distributions of the Fund's net interest income from tax-exempt securities are generally expected to be exempt from regular federal income tax; however, distributions derived from interest paid on certain "private activity bonds" may be subject to the federal alternative minimum tax. In addition, a portion of the Fund's distributions may be taxable as ordinary income or capital gains. The Fund's distributions may also be subject to state and local taxes. The tax treatment of distributions is the same whether you reinvest them in additional Fund shares or receive them in cash.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's Web site for more information.